GPS FUNDS II

SUPPLEMENT TO THE
STATEMENT OF ADDITIONAL INFORMATION
DATED JULY 31, 2013

The date of this supplement is January 21, 2014.

The Statement of Additional Information (“SAI”) is amended as follows:

1.
Effective January 17, 2014, KPMG LLP no longer serves as the independent registered public accounting firm for GPS Funds II (the “Trust”).  The Trust has engaged Cohen Fund Audit Services of 735 North Water Street, Suite 610, Milwaukee, Wisconsin 53202 to act as the Trust’s independent registered public accounting firm.  Cohen Audit Fund Services will provide services relating to the audit of the Trust’s financial statements and other related audit and tax services.  All references to KPMG LLP in the SAI shall be replaced with Cohen Fund Audit Services.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE